                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                           1933 ACT SEC FILING#   1940 ACT SEC FILING#
----------                           --------------------   --------------------
ING Investors Trust                  33-23512               811-5629
ING Partners. Inc.                   333-32575              811-08319
ING Equity Trust                     333-56881              811-8817
ING Funds Trust                      333-59745              811-08895
ING Investment Funds, Inc.           002-34552              811-1939
ING Mayflower Trust                  33-67852               811-7978
ING Mutual Funds                     33-56094               811-7428
ING Variable Insurance Trust         333-83071              811-9477
ING Variable Products Trust          33-73140               811-8220
ING VP Emerging Markets Fund, Inc.   33-73520               811-8250
ING VP Natural Resources Trust       33-26116               811-5710
USLICO Series Fund                   33-20957               811-05451
ING Prime Rate Trust                 333-68239 (5 mil)      811-5410
                                     333-61831 (25 mil)     811-5410
ING Senior Income Fund               333-54910              811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of January 19, 2006.


/s/ Sheryl K. Pressler
-------------------------------------
Sheryl K. Pressler,
Director/Trustee

                                POWER OF ATTORNEY

I, the undersigned Director/Trustee, constitute and appoint Huey P. Falgout, Jr., Theresa K. Kelety, Jeffrey S. Puretz, James M. Hennessy and Todd Modic, and each of them individually, my true and lawful attorneys-in-fact and agents, with full power to them and each of them to sign for me, and in my name and in the capacity indicated below, as the case may be, any and all Post-Effective Amendments to Registration Statements filed with the Securities and Exchange Commission under the Securities Act of 1933 and under the Investment Company Act of 1940 for the following Registered Investment Companies:

REGISTRANT                           1933 ACT SEC FILING#   1940 ACT SEC FILING#
----------                           --------------------   --------------------
ING Investors Trust                  33-23512               811-5629
ING Partners, Inc.                   333-32575              811-08319
ING Equity Trust                     333-56881              811-8817
ING Funds Trust                      333-59745              811-08895
ING Investment Funds, Inc.           002-34552              811-1939
ING Mayflower Trust                  33-67852               811-7978
ING Mutual Funds                     33-56094               811-7428
ING Variable Insurance Trust         333-83071              811-9477
ING Variable Products Trust          33-73140               811-8220
ING VP Emerging Markets Fund, Inc.   33-73520               811-8250
ING VP Natural Resources Trust       33-26116               811-5710
USLICO Series Fund                   33-20957               811-05451
ING Prime Rate Trust                 333-68239 (5 mil)      811-5410
                                     333-61831 (25 mil)     811-5410
ING Senior Income Fund               333-54910              811-10223

I hereby ratify and confirm on the date set forth below, my signature as it may be signed by my said attorney-in-fact and agent to any and all amendments to such Registration Statements.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed, and effective as of January 19, 2006.


/s/ Patricia W. Chadwick
-------------------------------------
Patricia W. Chadwick,
Director/Trustee